CONSOLIDATED STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Cash flows from operating activities:
Net loss	$ (16,858)	$ (7,322)	$ (15,032)
Adjustments to reconcile net loss to net cash provided by operating activities:
Share-based compensation expense	1,331	934	910
Depreciation and amortization	434	137	99
Deferred tax (benefits)/expenses	427	15	(156)
Impairment loss	150
Credit loss	551		173
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(11,250)	(5,007)	(3,822)
Right-of-use assets	1,057	(2,165)	46
Other non-current assets	119	(67)	(32)
Advances from students	30,041	17,850	12,047
Accrued expenses and other current liabilities	6,366	589	1,868
Lease liabilities	(1,159)	2,052	(103)
Taxes payable	125	40	873
Amount due to related parties	480	(1,224)	3,688
Net cash provided by operating activities	11,814	5,832	559
Cash flows from investing activities :
Purchases of property and equipment	(2,294)	(308)	(287)
Placement of time deposits	(3,186)	(2,231)	(2,094)
Withdrawal of time deposits	4,528	3,007	4,830
Net cash provided by/(used in) investing activities	(952)	468	2,449
Cash flows from financing activities:
Proceeds from exercise of stock options	218
Capital injection from noncontrolling interests		240
Net cash provided by financing activities	218	240
Effect of exchange rate changes on cash and cash equivalents	31	(80)	104
Net increase in cash and cash equivalents	11,111	6,460	3,112
Cash and cash equivalents at the beginning of the year	27,758	21,298	18,186
Cash and cash equivalents at the end of the year	38,869	27,758	21,298
Supplemental disclosure of cash flow information
Cash paid for income taxes	95	206	42
Non-cash supplemental investing activities
Right-of-use assets obtained in exchange for operating lease liabilities	$ 2,935	$ 3,221	$ 441